UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2023

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas	76262
(Address of Principal Executive Office)	(Zip Code)

 (615) 549-6600
 (Registrant’s Telephone Number, Including Area Code)

None
 (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On February 15, 2023, Farmer Bros. Co. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the termination of employment of Ruben Inofuentes, the Company’s Chief Supply Chain Officer, and Maurice S.J. Moragne, the Company’s Chief Sales Officer, effective as of February 17, 2023 (the “Separation Date”). This Amendment No. 1 to the Original Form 8-K (this “Amendment”), supplements and amends the Original Form 8-K. Other than as described herein, this Amendment does not amend any other information previously filed in the Original Form 8-K, which information is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Inofuentes Separation Agreement

On March 23, 2023, the Company and Mr. Inofuentes entered into a general release and separation agreement (the “Inofuentes Separation Agreement”). Pursuant to the Inofuentes Separation Agreement, the Company agreed to pay Mr. Inofuentes fifty-two (52) weeks of severance pay, equal to an aggregate amount of $360,500 less applicable withholding and taxes, paid in bi-weekly installments on the Company’s regular pay dates, commencing on the first regular pay date after the Separation Date that is at least eight (8) days after the date of the Inofuentes Separation Agreement. The Inofuentes Separation Agreement also contains a general release of claims from Mr. Inofuentes, as well as other customary provisions.

The foregoing description of the Inofuentes Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Amendment and is incorporated by reference herein.

Moragne Separation Agreement

On March 25, 2023, the Company and Mr. Moragne entered into a general release and separation agreement (the “Moragne Separation Agreement”). Pursuant to the Moragne Separation Agreement, the Company agreed to pay Mr. Moragne fifty-two (52) weeks of severance pay, equal to an aggregate amount of $372,750 less applicable withholding and taxes, paid in bi-weekly installments on the Company’s regular pay dates, commencing on the first regular pay date after the Separation Date that is at least eight (8) days after the date of the Moragne Separation Agreement. The Moragne Separation Agreement also contains a general release of claims from Mr. Moragne, as well as other customary provisions.

The foregoing description of the Moragne Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.2 to this Amendment and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	General Release and Separation Agreement, dated March 23, 2023, by and between Farmer Bros. Co. and Ruben Inofuentes.
10.2	General Release and Separation Agreement, dated March 25, 2023, by and between Farmer Bros. Co. and Maurice Moragne.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2023

FARMER BROS. CO.

	By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Secretary and Chief Compliance Officer